UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2009
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-12
EX-23.1
EX-99.1
EX-99.2

Item 8.01. Other Events
     Effective January 1, 2009, we adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of Accounting Research Bulletin No. 51” (SFAS No. 160). We have revised certain historical financial information previously included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (Form 10-K), to reflect the retrospective presentation and disclosure requirements of SFAS No. 160. Noncontrolling interests in consolidated subsidiaries (previously referred to as minority interests) are now presented in the consolidated balance sheet within equity as a component separate from stockholders’ equity. Consolidated net income now includes earnings attributable to both The Williams Companies, Inc., and the noncontrolling interests. Earnings per share continues to be based on earnings attributable to only The Williams Companies, Inc. We have also included updates for certain subsequent events involving our Venezuela operations.
     The following items of the Form 10-K have been revised as described above, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K:
•	Exhibit 12. Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2007, 2006, 2005, and 2004

•	Exhibit 23.1. Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

•	Exhibit 99.1
•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

•	Item 8. Financial Statements and Supplementary Data
•	Exhibit 99.2. Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2008
     The revised items of the Form 10-K described above have been updated for only the retrospective presentation and disclosure requirements of SFAS No. 160 and for the Subsequent Events disclosures related to our Venezuela operations as included in Item 7 and Item 8 (see pages 3 and 97 of Exhibit 99.1). We have not otherwise updated for activities or events occurring after the date these items were originally presented in the Form 10-K. This Current Report on Form 8-K should be read in conjunction with our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009, and other Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(a) None
(b) None
(c) None
(d) Exhibits

Exhibit
No.	Description

12	Computations of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2007, 2006, 2005, and 2004.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008).

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WILLIAMS COMPANIES, INC. (Registrant)
/s/ Ted T. Timmermans
Ted T. Timmermans
Vice President, Controller, and
Chief Accounting Officer

May 28, 2009

INDEX TO EXHIBITS

Exhibit
No.	Description

12	Computations of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008, 2007, 2006, 2005, and 2004.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP.

99.1	Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Financial Statements and Supplementary Data (Part II, Items 6, 7, 7A, and 8 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008).

99.2	Schedule II — Valuation and Qualifying Accounts for each of the three years ended December 31, 2008